UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION

                 Washington, DC 20549

                       FORM 8-K
                    CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2000


                  Starmet Corporation
 (Exact name of registrant as specified in its chapter)



          MA                    001-14253         042506761
  (State or other             (Commission       IRS Employer
  jurisdiction  of             File Number)   Identification No.
   incorporation)

2229 Main Street, Concord, MA                      01742
(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code (978) 369-5410


_____________________________________________________

Item 5. Other Events.
On November 22, 2000, Starmet Corporation received a denial of its amended P.L. 85-804 claim to the U.S. Army for payment of past and future remediation costs of approximately $18.0 million. Although Starmet continues to take aggressive steps to ensure that the Army fulfills all of its obligations, this decision and litigation concerning the same subject matter could materially adversely affect the Companys business and financial condition.

Item 7. Financial Statements and Exhibits.

 (c) Exhibits. Exhibit 99.1. Starmet Corporation press release dated December 1, 2000


EXHIBIT 99.1


December 1, 2000

NEWS ITEM -- FOR IMMEDIATE RELEASE

STARMET CORPORATION ANNOUNCES ARMY DENIAL OF CLAIM

Starmet Corporation (NASDAQ: STMT), a Concord,
Massachusetts based manufacturer of specialized metal products, today announced that on November 22, 2000, the Company received a denial of its amended P.L. 85-804 claim to the U.S.
Army requesting payment of all past and future costs of approximately $18 million related to the remediation of the Companys Concord, Massachusetts holding basin. The Army decision indicated in part that Other avenues exist to fairly adjudicate a comprehensive solution of Starmets environmental problems at its Concord facilitys. This amended claim to the Army had also sought costs which are associated with litigation filed by Zhagrus Environmental, Inc. and arising out of Zhagrus contract for disposal of materials in the former holding basin at Starmets property (which had been licensed to store waste materials from the production of Army-related products). This litigation is more fully described in Starmets 10-Q filing of July 2, 2000.

Starmet continues to take aggressive steps to resolve the Zhagrus litigation and ensure that the Army fulfills all of its obligations as a responsible party with respect to site clean up. Should Zhagrus now execute on their $4.4 million partial summary judgement, the Companys business, financial condition and results of operations would be materially and adversely affected, and the Company would be forced to consider insolvency or similar reorganization proceedings to preserve the Companys business operations.


###

Special Note Regarding Forward-looking Statements:

	Statements contained herein that are not statements of historical fact are forward-looking statements. Forward-looking statements include statements concerning expectations of management with respect to results of litigation and future operations.

	Such forward-looking statements are based on a number of assumptions and involve a number of risks and uncertainties, and, accordingly, actual results could differ materially from those projected in the forward-looking statements. Factors that may cause such differences include, but are not limited to: the effects of federal, state and local government regulation; economic conditions, results of litigation and other risks identified in the Companys filings with the Securities and Exchange Commission.

For further information, please contact:
Gary Mattheson
Chief Financial Officer
(978) 369-5410

Company News on Call: http://www.prnewswire.com or fax, 800-758-5804, ext. 632850

Web Site:  http://www.starmet.com


                          SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       			         STARMET CORPORATION

Dated: December 6, 2000


                                  		By:
                                           	_________________________
                                          		Gary W. Mattheson
                                            Chief Financial Officer


                                 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       			        STARMET CORPORATION

Dated: December 6, 2000


                                  		By: /s/ Gary W. Mattheson
                                      		Gary W. Mattheson
                                        Chief Financial Officer